UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

washington, d.c.

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 1, 2020

Digital Development Partners, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52828 (Commission File Number)	98-0521119 (IRS Employer Identification No.)

3505 Yucca Drive, Suite 104, Flower Mound, Texas 75022

(Address of principal executive offices, including zip code)

(833) 223-4202

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by Digital Development Partners, Inc. (the “Company”) on January 7, 2020, and as amended on April 3, 2020, April 13, 2020, and May 11, 2020, reporting under Item 2.01 the completion of the acquisition of Black Bird Potentials Inc., a Wyoming corporation (“Black Bird”). Under Item 9.01 of the Original 8-K, the Company was obligated to file (a) the financial statements required by Item 9.01 no later than 71 days after the date on which the Original 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01 no later than 71 days after the date on which the Original 8-K was required to be filed. Though such financial statements are not timely filed, this Current Report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K to present certain financial statements of Black Bird and certain pro forma financial information, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, and the consent of Farmer, Fuqua & Huff, P.C. filed herewith as Exhibit 23.1, there are no changes to the Original 8-K, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired. The audited financial statements of Black Bird as of and for the years ended December 31, 2019 and 2018, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)       Pro Forma Financial Information. The pro forma financial information required by Item 9.01 is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference. The unaudited pro forma balance sheet as of December 31, 2019, and the unaudited pro forma statements of operations for the years ended December 31, 2019 and 2018, give effect to the Company’s completed acquisition of Black Bird, as if such transaction had been completed as of January 1, 2019, and as of January 1, 2018, all as described therein. The unaudited pro forma financial information is presented for illustrative purposes only and does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the Company and Black Bird been combined during these periods.

(d)       Exhibits.

Exhibit No.	Description

23.1	Consent of Farmer, Fuqua & Huff, P.C.

99.1	Audited financial statements of Black Bird Potentials Inc. as of and for the years ended December 31, 2019 and 2018.

99.2	Unaudited pro forma balance sheet as of December 31, 2019, and unaudited pro forma statements of income for the years ended December 31, 2019 and 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: July 10, 2020.

DIGITAL DEVELOPMENT PARTNERS, INC.

By:	/s/ FABIAN G. DENEAULT
Fabian G. Deneault
President